FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 26, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                0-19649
58-1654960
(State or other          (Commission
(IRS Employer
jurisdiction of           File Number)
Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA
FLORIDA  33607
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number,
including area code (813) 283-7000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7. 	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No. 	Description

99.1 		Press Release, dated June 26, 2003,


Item 5.  	OTHER EVENTS.

On June 26, 2003, Checkers Drive-In
Restaurants, Inc. issued a press release naming Ron Levondosky the new Vice President of Franchise, a copy of which is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.


By:________/S/______________________
Name:  Keith E. Sirois
Title:  Chief Executive Officer and President
Dated:  June 26, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600 *
Tampa, FL 33607 * (813) 283-7000 *
(813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

Checkers Drive-In Restaurants, Inc. Names
Ron Levondosky VP of Franchise

Position to Focus on New Store Growth and
Operational Excellence

TAMPA, FL - June 26, 2003 - Checkers Drive-
In Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain, today announced that Ron Levondosky has been named Vice President of Franchise, effective immediately. In this new position, Mr. Levondosky will be responsible for Checkers(R) and Rally's(R) new store growth in the franchise community and the operational excellence program developed by his predecessor, Keith E.
Sirois, who is now President and CEO of
Checkers Drive-In Restaurants, Inc.

"During Ron's tenure with Checkers and
Rally's as a Senior Franchise Business
Consultant, he has demonstrated the
operational know-how and leadership skills to work effectively with our franchisees and to generate positive, measurable business results," said Mr. Sirois. "With
Ron's 28 years of restaurant experience and his thorough understanding of Checkers and Rally's franchise system, he will lead a team of Franchise Business Consultants that work closely with every franchisee to improve their business and generate increased sales and profits. He will also use his industry expertise to recruit top-quality franchising candidates to our system. It is my pleasure to welcome Ron to his new position."

Mr. Levondosky joined Checkers and Rally's franchise operations team two years ago as a Senior Franchise Business Consultant.
During his tenure with the double drive-thru chain, Mr. Levondosky has spearheaded many franchising initiatives including a remodeling program of several Rally's locations, which resulted in significant sales increases at each store. His background includes operations, training and senior management experience with
McDonald's and Taco Bell.

In accepting the position of Vice President of Franchise, Mr. Levondosky said,
"Checkers and Rally's speedy double drive-thru design is the perfect concept for growth and development in today's quick service market. Our modular stores are fast-to-open, require a small real estate footprint, are easy to operate, and can be mobile, offering great flexibility and minimized risk for franchise investment. I am thrilled to accept the role of Checkers and Rally's Vice President of Franchise and to continue the operational excellence program that was successfully developed by Mr. Sirois. In this position, it is my goal to work collaboratively with our franchisees and to create incentives for current and future franchisees that will enable them to fully capitalize on the strengths of our brands, operate successfully and expand their markets."

Checkers Drive-In Restaurants, Inc.
Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces,
owns, operates and franchises quick service
"double drive-thru" restaurants.

Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation
Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data;
however, actual results are subject to
future events and uncertainties, which
could cause actual results to materially differ from those projected in these statements.

Further information regarding factors that could affect the company's financial and other results is included in the company's
Forms 10Q and 10K, filed with the
Securities and Exchange Commission.